SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 10, 1999 (Date of earliest event reported) Nationslink Funding Corp. as Sponsor) (Issuer in Respect of Commercial Mortgage Pass-Through Certificates Series 1999-SL) Exact name of registrant as specified in charter) Delaware 333-66805-03 99-637747 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 100 North Tyron St, Charlotte, North Carolina 28255 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (704) 386-2400 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the monthly distribution reported to the holders of Nationslink Funding Corp. Commercial Mortgage Pass-Through Certificates Series 1999-SL which was made on November 13, 2001. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on November 13, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF NATIONSLINK FUNDING CORPORATION, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: November 13, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Cathy Johnson (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Nationslink Funding Corporation Bank of America NT&SA as Primary Servicer ORIX Real Estate Capital Markets, LLC as Master Servicer Commercial Mortgage Pass-Through Certificates, Series 1999-SL ABN AMRO Acct: 67-8161-40-7 0 Statement Date 11/13/01 Payment Date: 11/13/01 Prior Payment: 10/10/01 Record Date: 10/31/01 WAC: 8.20% WAMM: 72 Number Of Pages Table Of Contents 1 REMIC Certificate Report 1 Other Related Information 3 Asset Backed Facts Sheets 3 Delinquency Loan Detail Mortgage Loan Characteristics 3 Total Pages Included In This 11 Specially Serviced Loan DetailAppendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Information is available for this issue from the following sources LaSalle Web Site www.etrustee.net LaSalle Bulletin Board (714) 282-3990 0 0 0 0 Monthly Data File Name: 0413MMYY.EXE Grantor Trust Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 264,690,383.00 0.00 63859CCP6 1000.000000000 0.000000000 A-2 75,459,076.00 66,043,912.02 63859CCQ4 1000.000000000 875.228210057 A-3 43,385,473.00 43,385,473.00 63859CCR2 1000.000000000 1000.000000000 A-4 101,223,518.00 101,223,518.00 63859CCS0 1000.000000000 1000.000000000 A-5 71,067,402.00 71,067,402.00 63859CCT8 1000.000000000 1000.000000000 A-6 85,328,198.00 81,869,920.66 63859CCU5 1000.000000000 959.470873392 A-1V 325,206,513.00 175,908,385.63 63859CCV3 1000.000000000 540.912861822 B 47,139,539.00 47,139,539.00 63859CCW1 1000.000000000 1000.000000000 C 41,247,097.00 41,247,097.00 63859CCX9 1000.000000000 1000.000000000 D 38,300,876.00 38,300,876.00 63859CCY7 1000.000000000 1000.000000000 E 20,623,548.00 20,623,548.00 63859CCZ4 1000.000000000 1000.000000000 F 47,139,539.00 47,139,539.00 63859CDA8 1000.000000000 1000.000000000 G 17,677,331.00 17,677,331.00 63859CDB6 1000.000000000 1000.000000000 X 1,178,488,493.00N 787,589,213.59 63859CDC4 1000.000000000 668.304542868 P 0.00 0.00 9ABSC468 1000.000000000 0.000000000 1,178,488,493.00 751,626,541.31 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 0.00 63859CCP6 0.000000000 0.000000000 0.000000000 A-2 2,450,376.01 0.00 0.00 63859CCQ4 32.472913000 0.000000000 0.000000000 A-3 0.00 0.00 0.00 63859CCR2 0.000000000 0.000000000 0.000000000 A-4 0.00 0.00 0.00 63859CCS0 0.000000000 0.000000000 0.000000000 A-5 0.00 0.00 0.00 63859CCT8 0.000000000 0.000000000 0.000000000 A-6 276,283.96 0.00 0.00 63859CCU5 3.237897512 0.000000000 0.000000000 A-1V 5,672,508.87 0.00 0.00 63859CCV3 17.442789868 0.000000000 0.000000000 B 619,879.81 0.00 0.00 63859CCW1 13.149891220 0.000000000 0.000000000 C 542,395.20 0.00 0.00 63859CCX9 13.149899980 0.000000000 0.000000000 D 503,652.90 0.00 0.00 63859CCY7 13.149905501 0.000000000 0.000000000 E 271,197.10 0.00 0.00 63859CCZ4 13.149876054 0.000000000 0.000000000 F 619,879.81 0.00 0.00 63859CDA8 13.149891220 0.000000000 0.000000000 G 232,458.80 0.00 0.00 63859CDB6 13.150107332 0.000000000 0.000000000 X 0.00 0.00 0.00 63859CDC4 0.000000000 0.000000000 0.000000000 P 0.00 0.00 0.00 9ABSC468 0.000000000 0.000000000 0.000000000 11,188,632.46 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 0.00 63859CCP6 0.000000000 0.000000000 0.000000000 A-2 63,593,536.01 335,503.07 0.00 63859CCQ4 842.755297057 4.446159267 0.000000000 A-3 43,385,473.00 227,665.27 0.00 63859CCR2 1000.000000000 5.247500010 0.000000000 A-4 101,223,518.00 561,284.41 0.00 63859CCS0 1000.000000000 5.545000027 0.000000000 A-5 71,067,402.00 407,926.89 0.00 63859CCT8 1000.000000000 5.740000035 0.000000000 A-6 81,593,636.70 450,830.36 0.00 63859CCU5 956.232975880 5.283486240 0.000000000 A-1V 170,235,876.76 441,175.79 0.00 63859CCV3 523.470071954 1.356601951 0.000000000 B 46,519,659.19 271,916.57 0.00 63859CCW1 986.850108780 5.768333246 0.000000000 C 40,704,701.80 248,066.92 0.00 63859CCX9 986.850100020 6.014166767 0.000000000 D 37,797,223.10 241,263.60 0.00 63859CCY7 986.850094499 6.299166630 0.000000000 E 20,352,350.90 103,117.74 0.00 63859CCZ4 986.850123946 5.000000000 0.000000000 F 46,519,659.19 255,339.17 0.00 63859CDA8 986.850108780 5.416666676 0.000000000 G 17,444,872.20 95,752.21 0.00 63859CDB6 986.849892668 5.416666690 0.000000000 X 775,327,653.25 2,643,574.88 0.00 63859CDC4 657.900062542 2.243191084 0.000000000 P 0.00 274,194.90 0.00 9ABSC468 0.000000000 0.232666591 0.000000000 740,437,908.85 6,557,611.78 0.00 Total P&I Paymen 17746244.24 Pass-Through Class Rate (2) CUSIP Next Rate (3) A-1 5.81% 63859CCP6 FIXED A-2 6.10% 63859CCQ4 FIXED A-3 6.30% 63859CCR2 FIXED A-4 6.65% 63859CCS0 FIXED A-5 6.89% 63859CCT8 FIXED A-6 6.61% 63859CCU5 FIXED A-1V 2.91% 63859CCV3 2.44% B 6.92% 63859CCW1 6.92% C 7.22% 63859CCX9 7.22% D 7.56% 63859CCY7 7.56% E 6.00% 63859CCZ4 6.00% F 6.50% 63859CDA8 6.50% G 6.50% 63859CDB6 6.50% X 63859CDC4 NONE P 9ABSC468 NONE Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated REMIC IV Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 UA1 264,690,383.00 0.00 None 1000.000000000 0.000000000 UA2 75,459,076.00 66,043,912.02 None 1000.000000000 875.228210057 UA3 43,385,473.00 43,385,473.00 None 1000.000000000 1000.000000000 UA4 101,223,518.00 101,223,518.00 None 1000.000000000 1000.000000000 UA5 71,067,402.00 71,067,402.00 None 1000.000000000 1000.000000000 UA6 85,328,198.00 81,869,920.66 None 1000.000000000 959.470873392 UA1V 325,206,513.00 175,908,385.64 None 1000.000000000 540.912861853 UB 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 UC 41,247,097.00 41,247,097.00 None 1000.000000000 1000.000000000 UD 38,300,876.00 38,300,876.00 None 1000.000000000 1000.000000000 UE 20,623,548.00 20,623,548.00 None 1000.000000000 1000.000000000 UF 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 UG 17,677,331.00 17,677,331.00 None 1000.000000000 1000.000000000 UX1 1,178,488,493.00N 751,626,541.31 None 1000.000000000 637.788612935 UX2 0.00 0.00 None 1000.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 UA1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA2 2,450,376.01 0.00 0.00 None 32.472913000 0.000000000 0.000000000 UA3 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA4 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA5 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA6 276,283.96 0.00 0.00 None 3.237897512 0.000000000 0.000000000 UA1V 5,672,508.87 0.00 0.00 None 17.442789868 0.000000000 0.000000000 UB 619,879.81 0.00 0.00 None 13.149891220 0.000000000 0.000000000 UC 542,395.20 0.00 0.00 None 13.149899980 0.000000000 0.000000000 UD 503,652.90 0.00 0.00 None 13.149905501 0.000000000 0.000000000 UE 271,197.10 0.00 0.00 None 13.149876054 0.000000000 0.000000000 UF 619,879.81 0.00 0.00 None 13.149891220 0.000000000 0.000000000 UG 232,458.80 0.00 0.00 None 13.150107332 0.000000000 0.000000000 UX1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UX2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 UA1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA2 63,593,536.01 335,503.07 0.00 None 842.755297057 4.446159267 0.000000000 UA3 43,385,473.00 227,665.27 0.00 None 1000.000000000 5.247500010 0.000000000 UA4 101,223,518.00 561,284.41 0.00 None 1000.000000000 5.545000027 0.000000000 UA5 71,067,402.00 407,926.89 0.00 None 1000.000000000 5.740000035 0.000000000 UA6 81,593,636.70 450,830.36 0.00 None 956.232975880 5.283486240 0.000000000 UA1V 170,235,876.77 441,175.79 0.00 None 523.470071985 1.356601951 0.000000000 UB 46,519,659.19 271,916.57 0.00 None 986.850108780 5.768333246 0.000000000 UC 40,704,701.80 248,066.92 0.00 None 986.850100020 6.014166767 0.000000000 UD 37,797,223.10 241,263.60 0.00 None 986.850094499 6.299166630 0.000000000 UE 20,352,350.90 103,117.74 0.00 None 986.850123946 5.000000000 0.000000000 UF 46,519,659.19 255,339.17 0.00 None 986.850108780 5.416666676 0.000000000 UG 17,444,872.20 95,752.21 0.00 None 986.849892668 5.416666690 0.000000000 UX1 740,437,908.85 2,404,619.69 0.00 None 628.294559725 2.040426957 0.000000000 UX2 0.00 238,955.19 0.00 None 0.000000000 0.202764127 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) UA1 5.81% None 5.81% UA2 6.10% None 6.10% UA3 6.30% None 6.30% UA4 6.65% None 6.65% UA5 6.89% None 6.89% UA6 6.61% None 6.61% UA1V 3.01% None 3.01% UB 6.92% None 6.92% UC 7.22% None 7.22% UD 7.56% None 7.56% UE 6.00% None 6.00% UF 6.50% None 6.50% UG 6.50% None 6.50% UX1 2.16% None UX2 None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 R-IV 0.00 0.00 None 1000.000000000 0.000000000 1,178,488,493.00 0.00 751,626,541.32 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 R-IV 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 11,188,632.46 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 R-IV 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 740,437,908.86 6,283,416.88 0.00 Total P&I Paymen17,472,049.34 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) R-IV None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated REMIC III Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 MA1 264,690,383.00 0.00 None 1000.000000000 0.000000000 MA2 75,459,076.00 66,043,912.02 None 1000.000000000 875.228210057 MA3 43,385,473.00 43,385,473.00 None 1000.000000000 1000.000000000 MA4 101,223,518.00 101,223,518.00 None 1000.000000000 1000.000000000 MA5 71,067,402.00 71,067,402.00 None 1000.000000000 1000.000000000 MA6 85,328,198.00 81,869,920.66 None 1000.000000000 959.470873392 MA1V 325,206,513.00 175,908,385.63 None 1000.000000000 540.912861822 MB 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 MC 41,247,097.00 41,247,097.00 None 1000.000000000 1000.000000000 MD 38,300,876.00 38,300,876.00 None 1000.000000000 1000.000000000 ME 20,623,548.00 20,623,548.00 None 1000.000000000 1000.000000000 MF 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 MG 17,677,331.00 17,677,331.00 None 1000.000000000 1000.000000000 MX 1,178,488,493.00N 751,626,541.31 None 1000.000000000 637.788612935 R-III 0.00 0.00 None 1000.000000000 0.000000000 1,178,488,493.00 0.00 751,626,541.31 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 MA1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA2 2,450,376.01 0.00 0.00 None 32.472913000 0.000000000 0.000000000 MA3 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA4 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA5 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA6 276,283.96 0.00 0.00 None 3.237897512 0.000000000 0.000000000 MA1V 5,672,508.87 0.00 0.00 None 17.442789868 0.000000000 0.000000000 MB 619,879.81 0.00 0.00 None 13.149891220 0.000000000 0.000000000 MC 542,395.20 0.00 0.00 None 13.149899980 0.000000000 0.000000000 MD 503,652.90 0.00 0.00 None 13.149905501 0.000000000 0.000000000 ME 271,197.10 0.00 0.00 None 13.149876054 0.000000000 0.000000000 MF 619,879.81 0.00 0.00 None 13.149891220 0.000000000 0.000000000 MG 232,458.80 0.00 0.00 None 13.150107332 0.000000000 0.000000000 MX 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 R-III 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 11,188,632.46 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 MA1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA2 63,593,536.01 335,503.07 -103,327.93 None 842.755297057 4.446159267 -1.369324082 MA3 43,385,473.00 227,665.27 -60,610.97 None 1000.000000000 5.247500010 -1.397033749 MA4 101,223,518.00 561,284.41 -111,298.67 None 1000.000000000 5.545000027 -1.099533707 MA5 71,067,402.00 407,926.89 -64,282.86 None 1000.000000000 5.740000035 -0.904533699 MA6 81,593,636.70 450,830.36 -93,157.09 None 956.232975880 5.283486240 -1.091750350 MA1V 170,235,876.76 441,175.79 -727,653.42 None 523.470071954 1.356601951 -2.237511830 MB 46,519,659.19 271,916.58 -41,303.68 None 986.850108780 5.768333458 -0.876200338 MC 40,704,701.80 248,066.92 -26,000.81 None 986.850100020 6.014166767 -0.630367029 MD 37,797,223.10 241,263.60 -13,227.86 None 986.850094499 6.299166630 -0.345367035 ME 20,352,350.90 103,117.74 -33,916.12 None 986.850123946 5.000000000 -1.644533715 MF 46,519,659.19 255,339.17 -57,881.09 None 986.850108780 5.416666676 -1.227867120 MG 17,444,872.20 95,752.21 -21,705.41 None 986.849892668 5.416666690 -1.227866922 MX 740,437,908.85 238,955.19 0.00 None 628.294559725 0.202764127 0.000000000 R-III 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 740,437,908.85 3,878,797.20 -1,354,365.91 Total P&I Paymen15,067,429.66 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) MA1 7.97% None 7.89% MA2 7.97% None 7.89% MA3 7.97% None 7.89% MA4 7.97% None 7.89% MA5 7.97% None 7.89% MA6 7.97% None 7.89% MA1V 7.97% None 7.89% MB 7.97% None 7.89% MC 7.97% None 7.89% MD 7.97% None 7.89% ME 7.97% None 7.89% MF 7.97% None 7.89% MG 7.97% None 7.89% MX None R-III None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated REMIC II Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 L2T1 1,154,918,723.00 771,837,428.94 None 1000.000000000 668.304542622 L2T2 11,784,885.00 7,484,958.26 None 1000.000000000 635.132057716 L2T3 11,784,885.00 8,266,826.27 None 1000.000000000 701.477041991 L2T1N 1,154,918,723.00N 771,837,428.94 None 1000.000000000 668.304542622 L2T2N 11,784,885.00N 7,484,958.26 None 1000.000000000 635.132057716 L2T3N 11,784,885.00N 8,266,826.27 None 1000.000000000 701.477041991 1,178,488,493.00 0.00 787,589,213.47 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 L2T1 12,016,329.13 0.00 0.00 None 10.404480325 0.000000000 0.000000000 L2T2 122,615.60 0.00 0.00 None 10.404479976 0.000000000 0.000000000 L2T3 122,615.60 0.00 0.00 None 10.404479976 0.000000000 0.000000000 L2T1N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 L2T2N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 L2T3N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 12,261,560.33 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 L2T1 759,821,099.81 4,894,323.77 0.00 None 657.900062297 4.237807971 0.000000000 L2T2 7,362,342.66 36,688.80 -10,774.32 None 624.727577740 3.113208148 -0.914249057 L2T3 8,144,210.67 40,521.25 -11,899.79 None 691.072562015 3.438408606 -1.009750201 L2T1N 759,821,099.81 234,176.09 0.00 None 657.900062297 0.202764130 0.000000000 L2T2N 7,362,342.66 2,270.94 0.00 None 624.727577740 0.192699377 0.000000000 L2T3N 8,144,210.67 2,508.16 0.00 None 691.072562015 0.212828551 0.000000000 775,327,653.14 5,210,489.01 -22,674.11 Total P&I Paymen17,472,049.34 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) L2T1 7.61% None 7.89% L2T2 7.61% None 7.89% L2T3 7.61% None 7.89% L2T1N 0.36% None 7.89% L2T2N 0.36% None 7.89% L2T3N 0.36% None 7.89% Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated REMIC I Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 L1T1 1,154,918,723.00 771,837,428.94 None 1000.000000000 668.304542622 L1T2 11,784,885.00 7,484,958.26 None 1000.000000000 635.132057716 L1T3 11,784,885.00 8,266,826.25 None 1000.000000000 701.477040294 R-I 0.00 0.00 9ABSC521 1000.000000000 0.000000000 R 0.00 0.00 9ABSC469 1000.000000000 0.000000000 1,178,488,493.00 787,589,213.45 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 L1T1 12,016,329.13 0.00 0.00 None 10.404480325 0.000000000 0.000000000 L1T2 122,615.60 0.00 0.00 None 10.404479976 0.000000000 0.000000000 L1T3 122,615.60 0.00 0.00 None 10.404479976 0.000000000 0.000000000 R-I 0.00 0.00 0.00 9ABSC521 0.000000000 0.000000000 0.000000000 R 0.00 0.00 0.00 9ABSC469 0.000000000 0.000000000 0.000000000 12,261,560.33 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 L1T1 759,821,099.81 5,128,499.85 0.00 None 657.900062297 4.440572092 0.000000000 L1T2 7,362,342.66 38,959.74 -10,774.32 None 624.727577740 3.305907525 -0.914249057 L1T3 8,144,210.65 43,029.42 -11,899.79 None 691.072560318 3.651238005 -1.009750201 R-I 0.00 0.00 0.00 9ABSC521 0.000000000 0.000000000 0.000000000 R 0.00 0.00 0.00 9ABSC469 0.000000000 0.000000000 0.000000000 775,327,653.12 5,210,489.01 -22,674.11 Total P&I Paymen17,472,049.34 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) L1T1 7.97% None 7.89% L1T2 7.97% None 7.89% L1T3 7.97% None 7.89% R-I 9ABSC521 R 9ABSC469 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Other Related Information Interest Summary Current Scheduled Interest 5,379,757.92 Less Delinquent Interest -1,799,812.51 Less Deferred Interest 0.00 Plus Advance Interest 1,760,992.36 Plus Unscheduled Interest 0.00 PPIS Reducing Scheduled Interest -24,058.52 Less Total Fees Paid To Servicer -86,817.43 Less Misc. Fees & Expenses -4,395.44 Less Non Recoverable Advances 0.00 Plus Prepayment Premiums 274,194.90 Interest Due Trust 5,499,861.28 Less Trustee Fee -2,101.88 Less Fee Strips Paid by Trust -13,075.50 Less Misc. Fees Paid by Trust 0.00 Remittance Interest 5,484,683.90 Pool Balance Summary Component Balance Count Beginning Pool 787,589,213.59 1929 Scheduled Principal Distribution 3,332,186.18 0 Unscheduled Principal Distribution 8,929,374.16 30 Deferred Interest 0.00 0 Liquidations 0.00 0 Repurchases 0.00 0 Ending Pool 775,327,653.25 1899 Servicing Fee Summary Current Servicing Fees 86,817.43 Delinquent Servicing Fees 43,938.76 Servicing Fee Shortfall 611.43 Unscheduled Servicing Fees 0.00 Total Servicing Fees Paid 131,367.62 PPIS Summary Gross PPIS 24,058.52 Gross PPIE 0.00 PPIS Covered by Excess Interest 24,058.52 PPIE Added to Excess Interest 0.00 PPIS Due Certificate 0.00 Principal Summary Scheduled Principal: 0.00 Current Scheduled Principal 2,085,938.12 Advanced Scheduled Principal 1,246,248.06 Scheduled Principal Distribution 3,332,186.18 Unscheduled Principal: 0.00 Curtailments 600,681.39 Prepayments in Full 8,326,264.99 Liquidation Proceeds 0.00 Repurchase Proceeds 0.00 Other Principal Proceeds 2,427.78 Unscheduled Principal Distribution 8,929,374.16 Remittance Principal 12,261,560.34 Servicer Wire Amount 17,746,244.24 The Available Distribution Amount for this Distribution Da 17,746,244.24 Aggregate amount of P&I Advances: Aggregate Amount in Grace Day Period: 2,998,649.40 Aggregate Amount past the Grace Day Period: 3,522.61 Total Aggregate P& I Advances on delinquent loans: 3,002,172.01 Additional Servicing Advances: 0.00 Aggregate Servicing and P&I Advances made in respect 3,002,172.01 of the immediately preceding Distribution Date: Aggregate Stated Principal Balance of the Mortgage Pool 787,589,213.59 immediately before such distribution date Aggregate Stated Principal Balance of the Mortgage Pool 775,327,653.25 immediately after such distribution date Ending Number of Loans: 1,899.00 Ending Aggregate Principal Balance: 775,327,653.25 Weighted Average Mortgage Rate of the Mortgage Pool: 7.97% Weighted Average remaining term to maturity: 72.45 Overcollateralization Amount for such Distribution Date: 34,889,744.40 Excess Cash Flow for such Distribution Date: 2,643,574.88 Pass Uncapped Pass Accrued Certificate Through RateThrough Rate Interest Class A-1 5.81% 5.81% 0.00 Class A-2 6.10% 6.10% 335,503.07 Class A-3 6.30% 6.30% 227,665.27 Class A-4 6.65% 6.65% 561,284.41 Class A-5 6.89% 6.89% 407,926.89 Class A-6 6.61% 6.61% 450,830.36 Class A-1V 2.91% 2.91% 441,175.79 Class B 6.92% 6.92% 271,916.57 Class C 7.22% 7.22% 248,066.92 Class D 7.56% 7.56% 241,263.60 Class E 6.00% 6.00% 103,117.74 Class F 6.50% 6.50% 255,339.17 Class G 6.50% 6.50% 95,752.21 Distributed Interest Prior Interest Certificate Interest Carryover Shortfall Class A-1 0.00 0.00 0.00 Class A-2 335,503.07 0.00 0.00 Class A-3 227,665.27 0.00 0.00 Class A-4 561,284.41 0.00 0.00 Class A-5 407,926.89 0.00 0.00 Class A-6 450,830.36 0.00 0.00 Class A-1V 441,175.79 0.00 0.00 Class B 271,916.57 0.00 0.00 Class C 248,066.92 0.00 0.00 Class D 241,263.60 0.00 0.00 Class E 103,117.74 0.00 0.00 Class F 255,339.17 0.00 0.00 Class G 95,752.21 0.00 0.00 Realized Losses for Current Period: 0.00 Additional Trust Fund Expenses: 0.00 Aggregate Amount of Servicing Fees Paid: 0.00 Primary Servicer: 86,817.43 Master Servicer: 13,075.50 Special Servicer: 632.51 Total Amount of Servicing Fees: 100,525.44 Asset Backed Facts - Pool Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 11/13/01 2 224,195 0 01/00/00 0.105% 0.029% 0.000% 10/10/01 2 274,998 0 01/00/00 0.104% 0.035% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 2 1,316,500 0 01/00/00 0.100% 0.162% 0.000% 07/10/01 2 1,320,407 0 01/00/00 0.098% 0.158% 0.000% 06/11/01 3 970,770 0 01/00/00 0.145% 0.114% 0.000% 05/10/01 2 1,253,935 0 01/00/00 0.095% 0.146% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 3 1,580,430 0 01/00/00 0.137% 0.176% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 2 828,150 0 01/00/00 0.089% 0.090% 0.000% 11/10/00 3 827,566 0 01/00/00 0.132% 0.089% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% *** Two of the four loans delinquent, made payment on 6/8/99. The other two loans, the borrower's are in the process of reissuing payments. *** Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 11/13/01 30 8,326,265 8.1968% 01/00/00 1.580% 1.074% 10/10/01 32 8,231,504 8.2553% 01/00/00 1.659% 1.045% 09/10/01 39 10,986,005 8.3480% 01/00/00 1.989% 1.374% 08/10/01 35 16,890,517 8.4186% 01/00/00 1.750% 2.074% 07/10/01 41 10,022,690 8.5466% 01/00/00 2.015% 1.200% 06/11/01 29 8,531,739 8.6543% 01/00/00 1.397% 1.005% 05/10/01 28 7,227,914 8.7031% 01/00/00 1.330% 0.839% 04/10/01 28 9,518,677 8.7717% 01/00/00 1.313% 1.091% 03/12/01 22 5,449,512 8.8176% 01/00/00 1.018% 0.615% 02/12/01 22 6,773,240 8.8793% 01/00/00 1.007% 0.756% 01/10/01 34 10,149,115 8.9081% 01/00/00 1.541% 1.120% 12/11/00 25 8,748,178 8.9067% 01/00/00 1.116% 0.950% 11/10/00 30 9,776,771 8.9110% 01/00/00 1.324% 1.048% 10/10/00 17 4,803,134 8.8915% 01/00/00 0.740% 0.507% 09/11/00 22 8,077,418 8.8696% 01/00/00 0.951% 0.844% 08/10/00 23 6,813,664 8.8408% 01/00/00 0.985% 0.703% Distribution Date Remit 11/13/01 7.9734% 01/00/00 10/10/01 8.0321% 01/00/00 09/10/01 8.1246% 01/00/00 08/10/01 8.1953% 01/00/00 07/10/01 8.3234% 01/00/00 06/11/01 8.4310% 01/00/00 05/10/01 8.4799% 01/00/00 04/10/01 8.5484% 01/00/00 03/12/01 8.5947% 01/00/00 02/12/01 8.6559% 01/00/00 01/10/01 8.6847% 01/00/00 12/11/00 8.6835% 01/00/00 11/10/00 8.6877% 01/00/00 10/10/00 8.6683% 01/00/00 09/11/00 8.6462% 01/00/00 08/10/00 8.6174% 01/00/00 Asset Backed Facts - Group 1 Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 11/13/01 2 224,195 0 01/00/00 0.141% 0.037% 0.000% 10/10/01 2 274,998 0 01/00/00 0.140% 0.045% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 1 364,498 0 01/00/00 0.068% 0.058% 0.000% 07/10/01 1 366,048 0 01/00/00 0.067% 0.057% 0.000% 06/11/01 1 39,062 0 01/00/00 0.066% 0.006% 0.000% 05/10/01 1 1,118,121 0 01/00/00 0.065% 0.170% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 3 1,580,430 0 01/00/00 0.188% 0.233% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 1 109,137 0 01/00/00 0.061% 0.016% 0.000% 11/10/00 3 827,566 0 01/00/00 0.182% 0.118% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 11/13/01 17 3,486,819 8.6140% 01/00/00 1.201% 0.576% 10/10/01 18 3,433,460 8.6111% 01/00/00 1.257% 0.561% 09/10/01 22 5,048,538 8.6223% 01/00/00 1.517% 0.817% 08/10/01 20 9,977,180 8.6337% 01/00/00 1.359% 1.595% 07/10/01 25 5,165,084 8.6309% 01/00/00 1.676% 0.809% 06/11/01 21 6,456,433 8.6471% 01/00/00 1.384% 0.999% 05/10/01 22 5,202,395 8.6461% 01/00/00 1.430% 0.793% 04/10/01 18 4,173,137 8.6568% 01/00/00 1.154% 0.628% 03/12/01 14 2,196,169 8.6354% 01/00/00 0.887% 0.327% 02/12/01 12 3,262,954 8.6613% 01/00/00 0.753% 0.482% 01/10/01 21 6,300,461 8.6714% 01/00/00 1.308% 0.922% 12/11/00 17 5,606,101 8.6699% 01/00/00 1.045% 0.810% 11/10/00 18 6,416,216 8.6837% 01/00/00 1.095% 0.915% 10/10/00 9 1,371,617 8.6785% 01/00/00 0.541% 0.193% 09/11/00 15 4,496,886 8.6882% 01/00/00 0.897% 0.629% 08/10/00 15 4,922,942 8.6917% 01/00/00 0.889% 0.681% Distribution Date Remit 11/13/01 8.3906% 01/00/00 10/10/01 8.3879% 01/00/00 09/10/01 8.3989% 01/00/00 08/10/01 8.4103% 01/00/00 07/10/01 8.4078% 01/00/00 06/11/01 8.4237% 01/00/00 05/10/01 8.4229% 01/00/00 04/10/01 8.4334% 01/00/00 03/12/01 8.4126% 01/00/00 02/12/01 8.4379% 01/00/00 01/10/01 8.4480% 01/00/00 12/11/00 8.4467% 01/00/00 11/10/00 8.4603% 01/00/00 10/10/00 8.4553% 01/00/00 09/11/00 8.4648% 01/00/00 08/10/00 8.4683% Asset Backed Facts - Group 2 Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 1 952,002 0 01/00/00 0.189% 0.504% 0.000% 07/10/01 1 954,358 0 01/00/00 0.184% 0.485% 0.000% 06/11/01 2 931,708 0 01/00/00 0.358% 0.460% 0.000% 05/10/01 1 135,814 0 01/00/00 0.176% 0.066% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 1 719,013 0 01/00/00 0.163% 0.315% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 11/13/01 13 4,839,446 6.7461% 01/00/00 2.686% 2.843% 10/10/01 14 4,798,044 7.0453% 01/00/00 2.817% 2.728% 09/10/01 17 5,937,468 7.4394% 01/00/00 3.327% 3.268% 08/10/01 15 6,913,336 7.7209% 01/00/00 2.841% 3.661% 07/10/01 16 4,857,606 8.2776% 01/00/00 2.947% 2.469% 06/11/01 8 2,075,307 8.6776% 01/00/00 1.431% 1.024% 05/10/01 6 2,025,519 8.8849% 01/00/00 1.058% 0.985% 04/10/01 10 5,345,540 9.1310% 01/00/00 1.745% 2.563% 03/12/01 8 3,253,343 9.3811% 01/00/00 1.372% 1.515% 02/12/01 10 3,510,286 9.5461% 01/00/00 1.692% 1.604% 01/10/01 13 3,848,654 9.6263% 01/00/00 2.163% 1.724% 12/11/00 8 3,142,076 9.6217% 01/00/00 1.303% 1.376% 11/10/00 12 3,360,555 9.5943% 01/00/00 1.929% 1.447% 10/10/00 8 3,431,517 9.5231% 01/00/00 1.262% 1.451% 09/11/00 7 3,580,532 9.4026% 01/00/00 1.090% 1.485% 08/10/00 8 1,890,722 9.2785% 01/00/00 1.233% 0.768% Distribution Date Remit 11/13/01 6.5228% 01/00/00 10/10/01 6.8219% 01/00/00 09/10/01 7.2160% 01/00/00 08/10/01 7.4976% 01/00/00 07/10/01 8.0543% 01/00/00 06/11/01 8.4543% 01/00/00 05/10/01 8.6616% 01/00/00 04/10/01 8.9080% 01/00/00 03/12/01 9.1579% 01/00/00 02/12/01 9.3227% 01/00/00 01/10/01 9.4030% 01/00/00 12/11/00 9.3984% 01/00/00 11/10/00 9.3710% 01/00/00 10/10/00 9.2998% 01/00/00 09/11/00 9.1792% 01/00/00 08/10/00 9.0552% 01/00/00 Pool Total Distribution of Principal Balances Current Scheduled Number Balances of Loans 0.00to 100,000.00 240 100,000.01to 200,000.00 305 200,000.01to 300,000.00 336 300,000.01to 400,000.00 276 400,000.01to 500,000.00 179 500,000.01to 600,000.00 127 600,000.01to 700,000.00 108 700,000.01to 800,000.00 79 800,000.01to 900,000.00 71 900,000.01to 1,000,000.00 64 1,000,000.01to 1,100,000.00 32 1,100,000.01to 1,200,000.00 28 1,200,000.01to 1,300,000.00 18 1,300,000.01to 1,400,000.00 26 1,400,000.01to 1,500,000.00 10 1,500,000.01to 1,600,000.00 0 1,600,000.01to 1,700,000.00 0 1,700,000.01to 1,800,000.00 0 1,800,000.01to 1,900,000.00 0 1,900,000.01& Above 0 Total 1899 Current Scheduled Scheduled Based on Balances Balance Balance 0.00to 100,000.00 12,953,823.75 1.67% 100,000.01to 200,000.00 46,346,164.68 5.98% 200,000.01to 300,000.00 82,681,715.88 10.66% 300,000.01to 400,000.00 95,744,995.12 12.35% 400,000.01to 500,000.00 80,560,326.40 10.39% 500,000.01to 600,000.00 69,261,317.23 8.93% 600,000.01to 700,000.00 70,162,976.11 9.05% 700,000.01to 800,000.00 59,000,689.23 7.61% 800,000.01to 900,000.00 60,257,419.11 7.77% 900,000.01to 1,000,000.00 60,730,044.33 7.83% 1,000,000.01to 1,100,000.00 33,766,357.44 4.36% 1,100,000.01to 1,200,000.00 32,093,883.37 4.14% 1,200,000.01to 1,300,000.00 22,313,638.41 2.88% 1,300,000.01to 1,400,000.00 35,199,301.99 4.54% 1,400,000.01to 1,500,000.00 14,255,000.20 1.84% 1,500,000.01to 1,600,000.00 0.00 0.00% 1,600,000.01to 1,700,000.00 0.00 0.00% 1,700,000.01to 1,800,000.00 0.00 0.00% 1,800,000.01to 1,900,000.00 0.00 0.00% 1,900,000.01& Above 0.00 0.00% Total 775,327,653.25 100.00% Average Scheduled Balance is 401,932.43 Maximum Scheduled Balance is 1,454,289.43 Minimum Scheduled Balance is 840.29 Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Interest Rate of Loans Balance 7.00%or less 281119,125,560.23 7.00%to 7.25% 25 8,606,382.38 7.25%to 7.50% 53 18,089,327.17 7.50%to 7.75% 82 46,402,807.66 7.75%to 8.00% 166 93,530,448.59 8.00%to 8.25% 202103,894,434.81 8.25%to 8.50% 230104,933,000.54 8.50%to 8.75% 190 82,352,474.56 8.75%to 9.00% 182 79,523,593.03 9.00%to 9.25% 90 34,569,246.36 9.25%to 9.50% 113 31,653,973.76 9.50%to 9.75% 112 23,290,474.69 9.75%to 10.00% 54 10,795,919.06 10.00%to 10.50% 56 8,193,400.01 10.50%& Above 63 10,366,610.40 Total 1899775,327,653.25 Current Mortgage Based on Interest Rate Balance 7.00%or less 15.36% 7.00%to 7.25% 1.11% 7.25%to 7.50% 2.33% 7.50%to 7.75% 5.98% 7.75%to 8.00% 12.06% 8.00%to 8.25% 13.40% 8.25%to 8.50% 13.53% 8.50%to 8.75% 10.62% 8.75%to 9.00% 10.26% 9.00%to 9.25% 4.46% 9.25%to 9.50% 4.08% 9.50%to 9.75% 3.00% 9.75%to 10.00% 1.39% 10.00%to 10.50% 1.06% 10.50%& Above 1.34% Total 100.00% W/Avg Mortgage Interest Rate is 8.19090% Minimum Mortgage Interest Rate is 4.87500% Maximum Mortgage Interest Rate is 14.50000% Distribution of Property Types Number Scheduled Based on Property Types of Loans Balance Balance Industrial 595257,037,704.54 33.15% Office 513187,798,044.61 24.22% Multifamily 260110,288,981.01 14.22% Retail 281109,553,924.45 14.13% Mixed Use 153 67,287,735.32 8.68% Other 60 18,523,243.55 2.39% Mobile Home 14 12,584,364.03 1.62% Self Storage 15 8,572,596.30 1.11% Lodging 6 3,611,692.04 0.47% Health Care 2 69,367.40 0.01% Total 1899775,327,653.25 100.00% Geographic Distribution Geographic Number Scheduled Based on Location of Loans Balance Balance California 1248496,050,008.54 63.98% Washington 317136,899,358.50 17.66% Oregon 112 46,102,013.14 5.95% Nevada 98 41,808,771.46 5.39% Arizona 63 24,664,658.52 3.18% Texas 30 12,806,238.76 1.65% Idaho 22 11,150,361.23 1.44% Alaska 4 2,299,426.08 0.30% Illinois 3 1,437,476.54 0.19% Minnesota 1 1,187,179.24 0.15% Utah 1 922,161.24 0.12% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Total 1899775,327,653.25 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0.00 0.00% 1+ to 2 years 970452,811,216.74 58.40% 2+ to 3 years 501232,631,224.54 30.00% 3+ to 4 years 108 34,342,214.09 4.43% 4+ to 5 years 28 7,566,442.01 0.98% 5+ to 6 years 108 24,668,754.06 3.18% 6+ to 7 years 15 3,044,764.81 0.39% 7+ to 8 years 3 965,799.90 0.12% 8+ to 9 years 49 5,779,823.88 0.75% 9+ to 10 years 107 11,645,126.71 1.50% 10 years or more 10 1,872,286.51 0.24% Total 1899775,327,653.25 100.00% Weighted Avera 561.22% Distribution of Amortization Type Number Scheduled Based on Amortization Typeof Loans Balance Balance Fully Amortizing 778244,968,112.34 31.60% Amortizing Balloo 1121530,359,540.91 68.40% Total 1899775,327,653.25 100.00% Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 215 25,856,544.20 3.33% 61 to 120 months 228 80,383,619.33 10.37% 121 to 180 months 335138,727,948.81 17.89% 181 to 240 months 0 0.00 0.00% 241 to 360 months 0 0.00 0.00% Total 778244,968,112.34 31.60% Weighted Avera 112 Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 116 39,231,966.94 5.06% 13 to 24 months 105 34,283,646.09 4.42% 25 to 36 months 107 43,407,920.98 5.60% 37 to 48 months 139 70,053,597.28 9.04% 49 to 60 months 211102,962,277.22 13.28% 61 to 120 months 438237,675,048.48 30.65% 121 to 180 months 5 2,745,083.92 0.35% 181 to 240 months 0 0.00 0.00% Total 1121530,359,540.91 68.40% Weighted Avera 54 Distribution of Maximum Rates Number Maximum Rates of Loans 0.00%to 0.00% 345 0.01%to 11.50% 24 11.51%to 12.00% 7 12.01%to 12.50% 1 12.51%to 13.00% 6 13.01%to 13.50% 8 13.51%to 14.00% 7 14.01%to 14.50% 11 14.51%to 15.00% 7 15.01%to 15.50% 25 15.51%to 16.00% 25 16.01%to 16.50% 8 16.51%to 17.00% 7 17.01%& 99.00% 3 Fixed Rate Mortgage 1415 Total 1899 Scheduled Maximum Rates Balance 0.00%to 0.00% 134,100,255.83 0.01%to 11.50% 8,004,298.44 11.51%to 12.00% 1,078,281.64 12.01%to 12.50% 333,201.40 12.51%to 13.00% 2,178,360.62 13.01%to 13.50% 2,089,074.70 13.51%to 14.00% 1,469,234.26 14.01%to 14.50% 2,029,146.38 14.51%to 15.00% 2,102,193.51 15.01%to 15.50% 5,970,092.77 15.51%to 16.00% 7,855,347.63 16.01%to 16.50% 1,720,993.92 16.51%to 17.00% 747,927.61 17.01%& 99.00% 557,468.05 Fixed Rate Mortgage 605,091,776.49 Total 775,327,653.25 Weighted Average for Mtge with a Maximum Ra 14.05% Based on Maximum Rates Balance 0.00%to 0.00% 17.30% 0.01%to 11.50% 1.03% 11.51%to 12.00% 0.14% 12.01%to 12.50% 0.04% 12.51%to 13.00% 0.28% 13.01%to 13.50% 0.27% 13.51%to 14.00% 0.19% 14.01%to 14.50% 0.26% 14.51%to 15.00% 0.27% 15.01%to 15.50% 0.77% 15.51%to 16.00% 1.01% 16.01%to 16.50% 0.22% 16.51%to 17.00% 0.10% 17.01%& 99.00% 0.07% Fixed Rate Mortgage 78.04% Total 100.00% Distribution of Indices of Mortgage Loans Number Scheduled Based on Indices of Loans Balance Balance Other 236 84,804,130.54 10.94% 6 Month LIBOR 155 61,471,329.67 7.93% WSJ Prime Rate 84 17,167,016.29 2.21% 3 Month LIBOR 5 4,947,467.38 0.64% 1 Month LIBOR 2 1,458,333.85 0.19% 1 Year CMT 1 296,531.64 0.04% WSJ Prime Rate 1 91,067.39 0.01% Fixed Rate Mortga 1415605,091,776.49 78.04% Total 1899775,327,653.25 100.00% Distribution of Payment Adjustment Payment AdjustmenNumber Scheduled Based on Frequency Loans Balance Balance One Month 2 1,458,333.85 0.19% Three Month 5 4,947,467.38 0.64% Six Month 475163,442,476.50 21.08% One Year 2 387,599.03 0.05% Fixed Rate Mortga 1415605,091,776.49 78.04% Total 1899775,327,653.25 100.00% Distribution of Interest Adjustment Interest AdjustmeNumber Scheduled Based on Frequency Loans Balance Balance One Month 2 1,458,333.85 0.19% Three Month 5 4,947,467.38 0.64% Six Month 475163,442,476.50 21.08% One Year 2 387,599.03 0.05% Fixed Rate Mortga 1415605,091,776.49 78.04% Total 1899775,327,653.25 100.00% Distribution of Minimum Rates Number Minimum Rates (1) of Loans 0.00%to 0.00% 427 0.01%to 4.00% 1 4.01%to 4.50% 10 4.51%to 4.75% 3 4.76%to 5.00% 1 5.01%to 5.25% 17 5.26%to 5.50% 1 5.51%to 5.75% 10 5.76%to 6.00% 4 6.01%to 6.25% 2 6.26%to 6.50% 1 6.51%to 7.00% 2 7.01%to 7.50% 3 7.51%& 99.00% 2 Fixed Rate Mortgage 1415 Total 1899 Scheduled Based on Minimum Rates (1) Balance Balance 0.00%to 0.00% 158,049,329.27 20.38% 0.01%to 4.00% 9,982.40 0.00% 4.01%to 4.50% 1,828,818.45 0.24% 4.51%to 4.75% 251,804.50 0.03% 4.76%to 5.00% 238,080.07 0.03% 5.01%to 5.25% 3,298,653.59 0.43% 5.26%to 5.50% 23,391.31 0.00% 5.51%to 5.75% 1,830,418.36 0.24% 5.76%to 6.00% 1,368,546.73 0.18% 6.01%to 6.25% 459,262.66 0.06% 6.26%to 6.50% 214,104.25 0.03% 6.51%to 7.00% 454,122.99 0.06% 7.01%to 7.50% 963,550.92 0.12% 7.51%& 99.00% 1,245,811.26 0.16% Fixed Rate Mortgage 605,091,776.49 78.04% Total 775,327,653.25 100.00% Weighted Averag 0.4125% Distribution of Mortgage Loan Margins Number Scheduled Mortgage Loan Margins Loans Balance No Margin 0.01%to 2.50% 259107,145,124.29 2.51%to 3.00% 159 52,653,459.23 3.01%to 3.25% 22 4,350,893.04 3.26%to 3.50% 29 4,319,618.43 3.51%to 3.75% 6 991,604.11 3.76%to 4.00% 5 548,029.05 4.01%to 4.25% 1 70,410.19 4.26%to 4.50% 1 45,587.82 0.00%& Above 1 65,964.87 Fixed Rate Mortgage 1416605,136,962.22 Total 1899775,327,653.25 (1) For adjustable mortgage loans where a minimum rate does not exist the gross margin was used. Based on Mortgage Loan Margins Balance 0.00%No Margin 0.00% 0.01%to 2.50% 13.82% 2.51%to 3.00% 6.79% 3.01%to 3.25% 0.56% 3.26%to 3.50% 0.56% 3.51%to 3.75% 0.13% 3.76%to 4.00% 0.07% 4.01%to 4.25% 0.01% 4.26%to 4.50% 0.01% 0.00%& Above 0.01% Fixed Rate Mortgage 78.05% Total 100.00% Weighted Average for Mtge with a Margin is 2.411% Specially Serviced Loan Detail Beginning Disclosure Scheduled Interest Maturity Control # Balance Rate Date 000000003064656 214,926.05 7.88% 10/01/08 000000002012854 0.00 10.00% 08/01/01 000000002039030 705,134.03 8.25% 12/01/03 000000002041325 493,614.20 8.00% 08/01/06 000000008312647 545,573.10 5.88% 09/01/01 Specially Disclosure Property Serviced Control # Type Status Code (1Comments 000000003064656 Office 0 0 000000002012854 Industrial 0 0 000000002039030 Retail 0 0 000000002041325 Mixed Use 0 0 000000008312647 Industrial 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail Disclosure ModificationModification Control # Date Description 3102605 05/01/01the maturity date has been extended to 5/1/06. The interest rate has changed from 8.125% to 7.125% effective 5/1/01, the monthly P&I payment amount has changed to $9839.13 beginning June 1, 2001. 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 Dist. Disclosure Appraisal Appraisal Date Control # Date Value 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 Dist. Beginning Gross Proceeds Date Scheduled Gross as a % of 01/00/00Balance Proceeds Sched Principal 01/00/00 0.00 0.00 01/00/00 0.00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 0.00% Cumulative 0.00 0.00 0.00 0.00 Dist. Aggregate Net Net Proceeds Date Liquidation Liquidation as a % of 01/00/00Expenses * Proceeds Sched. Balance 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 0.00% Cumulative 0.00 0.00 0.00 0.00 Dist. Realized Date Loss 01/00/00 01/00/00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 * Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..